Dated the 15th day of May 1997

                                               GEE CHANG PROPERTY
                                               MANAGEMENT LIMITED

                                                       and

                                          EURO TECH (FAR EAST) LIMITED


                                     &&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&

                                                Tenancy Agreement

                                                       of

                                    All Those Factories A, B, C & D on the
                                    18th Floor -- of Gee Chang Hong Centre,
                                    No.65 Wong Chuk Hang Road, Aberdeen,
                                    Hong Kong

                                     &&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&

                                    Term: 2 years and 1 month

                                    Commencement on: 01/05/97

                                    Termination on: 31/05/99

                                    Rent: HK$ 105,900.00

                                    Service charges: HK$ 15,000.00

                                    Monthly payment on: 1st day of each month

                                    Rent deposit: HK$ 317,700.00


                                       ========================================
                                                CHAN EVANS CHUNG & TO,
                                                      SOLICITORS,
                                            21st Floor Ka Wah Bank Centre,
                                            No.232 Des Voeux Road Central,
                                                      HONG KONG.
                                       ========================================
                                    REF.: PT/16535/CON/cc/ic

This Agreement is made the 15th day of May

                                      One thousand nine hundred and ninety-seven

Between GEE CHANG PROPERTY MANAGEMENT LIMITED whose registered office is situate at 7th Floor, Tung Hip Commercial Building, No.244 Des Voeux Road Central, Hong Kong as agent for the registered owner, ASSOCIATED DEVELOPMENT COMPANY LIMITED, (hereinafter called "the Landlord") of the one part and EURO TECH (FAR EAST) LIMITED [Chinese Translation Omitted] whose registered office is situate at 18th Floor, Gee Chang Hong Centre, No.65 Wong Chuk Hang Road, Aberdeen, Hong Kong ---------------------- (hereinafter called "the Tenant") of the other part

NOW IT IS AGREED as follows:-

1. The Landlord shall let and the Tenant shall take ALL THOSE FACTORIES A, B, C and D on the EIGHTEENTH FLOOR -------------------- (hereinafter referred to as "the said premises") of the building known as GEE CHANG HONG CENTRE, No.65 Wong Chuk Hang Road, Aberdeen, Hong Kong which said Building is erected on ALL THAT piece or parcel of ground registered in the Land Registry as ABERDEEN INLAND LOT NO.390 and is hereinafter referred to as "the said building" TOGETHER with a right of way for the Tenant his servants and agents (in common with the Landlord and all others having the like right) from time to time to pass and repass over and along the staircases and landings erected in the said building and the right (in common with the Landlord and all others having the like right) to use the lifts installed in the said building during such time as the same are in operation for the purpose of access to and egress from the said premises FOR THE TERM of TWO (2) YEARS and ONE (1) MONTH from the 1st day of May 1997 to the 31st day of May 1999 YIELDING AND PAYING therefor during the said term monthly and every calendar month the rent of DOLLARS ONE HUNDRED FIVE THOUSAND AND NINE HUNDRED ($105,900.00) ONLY --------------------------------------------------
(inclusive of rates) and monthly service charges in the sum of $15,000.00 -- both payable in Hong Kong Currency in advance on the 1st day of each and every calendar month.

2. The Tenant agrees with the Landlord as follows:-

      (1)   To pay the said rent at the times and in manner aforesaid.

      (2) To pay the Landlord or the person or the corporation for the time being appointed in writing by the Landlord to undertake the general management of the said building on the 1st day of each and every calendar month during the continuance of this tenancy the said sum of HK$ 15,000.00 ----- per month (hereinafter called "the service charges") as contribution towards the expenses of the management of and

        HONG KONG                 STAMP DUTY               [ILLEGIBLE]

         005.00                   [ILLEGIBLE]          Original Stamped with
                                                             $63541
      STAMP DUTY PAID             HONG KONG
            provision of general services to the said premises as set out in subclauses 3(4) to (8) (inclusive) hereof. The management and general services to be undertaken or to be performed by the Landlord do not include the disposal of industrial waste or refuse or rubbish of the Tenant.

      (3) To pay the electricity gas and water charges in respect of the said premises and to make all necessary deposits and increase in deposits for the supply of electricity gas and water to the said premises.

      (4) To constantly maintain and keep the whole of the interior of the said premises and every part thereof in proper and tenantable repair and condition including all fixtures and fittings therein and to meet and comply with all requirements and notices that may be issued by the Urban Services Department, the Fire Services Department or any other Government Departments and to constantly maintain and keep all windows and window panes in good repair and condition.

      (5) To permit the Landlord and all persons authorised by it at all reasonable times to enter into the said premises to view the condition thereof and to give or leave notice in writing upon the said premises for the Tenant of all defects or want of repair there found and the Tenant shall within one month after the date of every such notice well and sufficiently repair and make good such defects and/or want of repair whereof such notice shall have been so given or left and the Landlord shall in no way be responsible for any inconvenience or damage caused by the person or persons so authorised.

      (6) Not to make any alterations in or additions to the said premises without the previous consent in writing of the Landlord. In the event of any permitted alterations or additions being made by the Tenant to the said premises during the said term the Tenant shall if required by the Landlord reinstate the said premises at his own cost and expense prior to delivering up possession thereof to the Landlord.

      (7) Not to assign underlet sublet or otherwise part with the possession of the said premises or any part thereof or let or to sublet lend share or by any other means whereby any person or persons not a party to this Agreement obtain the use or possession of the said premises or any part thereof irrespective of whether any rental or other consideration is given for such use or possession. The tenancy shall be personal to the Tenant specifically named in this Agreement and without in any way limiting the generality of the foregoing, the following acts and events shall, unless previously approved in writing by the Landlord (which approval the Landlord may give or withhold at its sole discretion without assigning any reason therefor) be deemed to be breaches of this subclause -

            (i) in the case of a Tenant which is a partnership, the taking in of one or more new partners whether on the death or retirement of an existing partner or otherwise;

            (ii) in the case of a Tenant who is an individual (including a sole surviving partner of a partnership tenant) the death, insanity or other disability of that individual to the intent that no right to use, possess, occupy or enjoy the said premises or any part thereof shall vest in the executors, administrators, personal representatives, next-of-kin, trustee or committee of any such individual:

            (iii) in the case of a Tenant which is a corporation any take-over, reconstruction, amalgamation, merger, voluntary liquidation or change in the person or persons who owns or own a majority of voting shares of such corporation or who otherwise has or have effective control thereof;

            (iv) the giving by the Tenant of a Power of Attorney or similar authority whereby the donee of the Power or authority obtains the right to use, possess, occupy or enjoy the said premises or any part thereof or does in fact use, possess, occupy or enjoy the same;

            (v) the change of the Tenant's business name without the previous written consent of the Landlord.

      (8) Not to do or cause or permit or suffer to be done anything in or upon the said premises or any part thereof which may at any time be or become a nuisance or annoyance to the Landlord or the tenants or occupiers of the other portions of the said building or of the neighbouring premises or which may produce an offensive odour and to take all such precautions as the Landlord shall reasonably from time to time require to prevent or minimise damage to the said premises from the Tenant's operations.

      (9) Not to store or cause or permit or suffer to be stored any unlawful or dangerous or hazardous goods or any explosive or combustible substance on or in any part of the said premises.

      (10) Not to use the said premises or any part thereof for any illegal or immoral purpose.

      (11) Not to prepare or permit or cause or suffer to be prepared any food in the said premises.

      (12) Not to do or cause or permit or suffer to be done anything whereby the policy or policies of insurance of the said premises or of the said building against fire may be rendered void or voidable or whereby the premium for such insurance may be liable to be increased and the Tenant shall indemnify the Landlord against such increased or additional premium as shall have been brought about or caused by any act or default of the Tenant or his servants or licensees.

      (13) To use the said premises for industrial purposes only and not to carry on any trade or business thereon which is now or may hereafter be declared to be an offensive trade under the Public Health and Municipal Services Ordinances or any enactment amending the same or substituted therefor.

      (14) To cushion all the machineries placed or affixed to the said premises and to restrict the number of workers working or staying in the said premises in accordance with all Government regulations for the time being in force in Hong Kong.

      (15) Not to store or place or cause or permit or suffer to be stored or placed any goods or machinery or other things on or in any part of the said premises which impose a loading exceeding 733 kilograms per square metre (150 lbs. per square foot).

      (16) Not to overload or cause or permit or suffer to be overloaded any of the lifts in the said building in excess of their maximum capacity and to be responsible for any damage caused thereby.

      (17) Not to install any furnace, boiler or other plant or equipment in any part of the said premises or use any fuel that might in any circumstance produce smoke without the previous consent in writing of the Commissioner for Labour and the Landlord first had and obtained.

      (18) Not to install or use on the said premises or any part thereof any machinery, furnace, boiler or other plant or equipment or use any fuel or method or process of manufacture or treatment which might in any circumstances result in the discharge or emission, whether aerial or otherwise, on or from the said building or any part thereof of any noxious, harmful or corrosive matter, whether it be in the form of gas, smoke, liquid or solids or otherwise, or which shall in the opinion of the Commissioner for Labour be excessive in or unnecessary for the proper use and enjoyment of the said building for the purpose for which the Land is granted.

      (19) Not to place or store or cause or permit or suffer to be placed or stored any goods or chattels or any things on the parking or loading area or the driveway or in the common entrance-hall, staircases, landings, passages or any other common parts of and in the said building and to indemnify the Landlord against all actions, suits, costs, expenses, losses and claims which may be incurred or sustained by the Landlord by reason of or relating to the non-compliance of this sub-clause by the Tenant its servants or agents.

      (20) Not to hang any flags or display any posters or things of a similar nature on any part of the exterior walls of the said premises or the said building such as notices for employment of workers or any kind of advertisements or by any other cause whatsoever.

      (21) Not to paint affix erect or display any sign board, neon sign or advertisement on any part of the exterior walls or on any of the windows of the said building but the Tenant shall be at liberty to exhibit his firm name as contained in this Agreement in the spaces provided by the Landlord at the main entrances of the said building and in such size as the Landlord shall designate and approve.

      (22) Not to carry on or cause or permit or suffer to be carried on any trade or business in the nature of an oil refinery, paint spraying, dyeing or bleaching, metal ware bearing, electrical plating, rubber shoes manufacturing, paper carton making, paper storage, printing or laundry or furniture or rattan factory, foam rubber manufacturing, weaving or knitting factory, electroplating factory or plastic factory or any other similar kind of trade or business.

      (23) Not to install any support or erect any iron bracket on any part of the exterior walls of the said building for the installation of air-conditioners or ventilators without the prior written consent of the Landlord. If the Tenant wishes to install any air-conditioners or ventilators he shall ensure that such air-conditioners or ventilators are safely installed through the windows of the said premises without damaging and without protruding beyond any part of the exterior walls of the said building.

      (24) Not to paint the window glass panes with paints and to constantly keep such glass panes in a clean and tidy condition and to undertake to replace any broken panes that may occur.

      (25) Not to injure or interfere with or allow or permit or suffer anyone to injure or interfere with or alter or test or reset or repair or replace the "Fire Alarm" or "Sprinkler System" as the case may be or any of the fire fighting equipments installed in the said premises and building without the prior written approval of the Landlord first had and obtained.

      (26) Not to fix or erect or cause or permit or suffer to be fixed or erected any chimneys or venetian blinds or sun blinds or canopies, pipes or wires of any description to or on any part of the exterior walls of the said building and not to fix or erect any chimneys in any part of the said premises.

      (27) Not to make any openings or damage any part of the exterior walls of the said building.

      (28) Not to erect or cause or permit or suffer to be erected any shelters or coverings on any part of the canopy or the flat-roof or roof of the said building.

      (29) Not to remove or alter the position of any of the Smoke Lobby doors or to make any alterations in or additions to any of such doors whatsoever.

      (30) Not to allow or cause any aerial wiring or rods to protrude outside the exterior walls of the said building.

      (31) Not to break any part of the exterior walls of the said building for the conveyance of goods, machineries or any other things or for any other purpose whatsoever.

      (32) Not to use or allow or permit the use of any of the common electricity supply for his own purpose whether temporary or otherwise and not to interfere with any of the common electricity wirings as installed in the said building.

      (33) To observe and perform all regulations and conditions imposed and notices and orders served by any Government Department or competent authority in relation to or in respect of the carrying on of a factory or the trade or business of the Tenant on the said premises and to observe and perform all the terms and conditions contained in the relevant Conditions of Sale under which the said Lot is held and the House Rules relating to the upkeep and maintenance of the said building (if any) and that the Tenant shall indemnify the Landlord against all liability claims loss or damages costs and expenses as a result of the non-observance or non-performance thereof.

      (34) At the expiration or sooner determination of this Agreement to deliver up to the Landlord vacant possession of the said premises in such good repair and condition as aforesaid together with any additional erections alterations or improvements which the Tenant may with the consent of the Landlord as aforesaid have made upon or in the said premises without payment of any compensation for such additional erections alterations or improvements.

3. The Landlord agrees with the Tenant as follows:-

      (1) That the Tenant paying the rent hereby reserved and performing and observing the terms and conditions hereinbefore contained and on the part of the Tenant to be performed or observed may peaceably hold and enjoy the said premises during the said term without any interruption by the Landlord or any person lawfully claiming through or under it.

      (2) To pay the Crown rent rates (except any increase in rates) and property tax which are now or may hereafter during the said term be imposed by Government upon the said premises throughout the said term.

      (3) To maintain and keep the main structure and roof of the said building and every part of such main structure and roof in proper and tenantable repair and condition.

      (4)   To engage and pay one or more caretakers for the said building.

      (5) To keep the said lifts in reasonably good repair and in working condition in accordance with the maintenance terms and conditions of the lift contractors.

      (6) To maintain the electric pumps (if any) for supplying flushing water to the said building in good condition and to provide salt water for flushing purposes whenever the same is made available by the Government.

      (7) To keep the staircases and landings and other common portions of the said building in a clean and sanitary condition.

      (8) To pay all charges in respect of electricity consumed by the said lifts, the electric pumps and lighting in the staircases and landings and other common portions of the said building. Provided always that the Landlord shall not in any circumstances be responsible for failure of the said lifts, the electric pumps and/or lighting for any reason whatsoever including negligent or wrongful acts or omissions by independent contractors for any damage whatsoever caused thereby.

4. PROVIDED ALWAYS AND IT IS MUTUALLY AGREED as follows:-

      (1) That if and whenever any part of the rent hereby reserved shall be in arrear for three (3) days (whether the same shall have been lawfully demanded or not) or if the Tenant shall fail to pay the monthly service charges within three (3) days of due date or if and whenever there shall be a breach by the Tenant of any of the terms or conditions hereinbefore contained and to be performed or observed by the Tenant or if the Tenant shall become bankrupt or in the case of a limited company shall be wound up whether voluntarily or compulsorily or shall enter into composition or arrangement with the Tenant's creditors or shall suffer execution to be levied upon any of the Tenant's goods or effects the Landlord shall upon the happening of any such event be entitled to re-enter upon the said premises or any part thereof in the name of the whole and thereupon this Agreement shall absolutely determine but without prejudice to any rights which may have accrued to the Landlord by reason of any antecedent breach of any of the obligations on the part of the Tenant hereinbefore contained.

      (2) The lifts as installed in the said building shall be permitted for use by the Tenant under instructions imposed by the Landlord at all reasonable times only. Should the Tenant fail to observe the instructions as imposed by the Landlord, he shall not be allowed to use any of the said lifts. The Tenant shall indemnify the Landlord for all damage done to any of the said lifts due to the mis-use of the said lifts by the Tenant, his servants, agents, visitors or customers.

      (3) All fire fighting equipments as installed in the said premises and the said building shall be and remain the property of the Landlord and the Tenant shall take due care thereof and in particular the Tenant shall not allow or cause any of such equipments to be interfered with or moved to any other position. The Tenant shall further pay the annual recharge fees for all the fire-extinguishers as installed in the said premises.

      (4) In the event of the said premises at any time during the said term being damaged or destroyed by fire or by any other cause (not attributable to the act default or negligence of the Tenant) so as to be completely unfit for use this Agreement shall automatically terminate whereupon the Tenant shall forthwith deliver up vacant possession of the entire premises to the Landlord and neither party shall have any claim against the other except for antecedent breaches, if any.

      (5) If for any reason whatsoever the rateable value of the said premises is increased to a figure in excess of the rateable value as at the date hereof or if the Rates payable in respect of the said premises shall be increased then and in any such case the Tenant shall during the continuance of the term of this Agreement bear such increase in Rates.

      (6) If for any reason whatsoever the Rates of the said premises are increased to a figure in excess of the Rates at the date hereof by reason of any decoration alteration or other works or improvements carried out by the Tenant on the said premises then and in any such case the Tenant shall during the continuance of the term of this Agreement bear the increase in Rates and the amount of such increase or increases shall form part of the rent and be paid by and be recoverable from the Tenant accordingly.

      (7) The Landlord shall not be under any liability whatsoever to the Tenant or to any other person whomsoever in respect of any loss or damage to person or property sustained by the Tenant or to any other person caused by or through or in any way owing to the overflow of water, bursting or leakage of any water pipes, waste water pipes, drains of any description, overflow of water-closet cistern or leakage of water-taps or sprinklers or the escape of fumes smoke fire or any other substance or thing from anywhere within me said building or breakage or want of repair of any part of the fixtures or other plant or equipment including "fire alarm" or "sprinkler" or other fire service installations and the Tenant shall fully and effectually indemnify the Landlord from and against all claims and demands actions and legal proceedings whatsoever made upon the Landlord by any person in respect of any loss, damage or injury caused by or through or in any way owing to the overflow of water or the escape of fumes smoke fire or any other substance or thing from the said premises owing to the neglect or default of the Tenant, his servants, visitors, agents or licensees or to the defective or damaged condition of the interior of the said premises for which the Tenant is responsible hereunder and against all costs and expenses incurred by the Landlord in respect of any such claim or demand.

      (8) The Landlord shall not be in any way responsible to the Tenant for any damage to the said premises or the contents thereof or to the Tenant's business including structural defects of the said building or damage caused directly or indirectly by the malfunction or failure of any of the lifts or the water pumps or of the electrical equipment wiring or apparatus or by water seepage from the upper floors or windows of the said building or by floods from the hills, landslide, typhoon, storms, lightning or rain or by any other unforeseen calamities.

      (9) The Tenant hereby expressly declares that he waives any claim for or entitlement to any compensation or awards, under the provisions of the Demolished Buildings (Redevelopment of Sites) Ordinance or any amending or substituting legislations in respect thereof and that the Tenant shall indemnify the Landlord for any claims actions demands arising from the non-observance or non-compliance of the terms contained in this sub-clause.

      (10) The Tenant hereby expressly declares that he has paid no premium, construction fee, key money or other sums of money of a similar nature for securing the tenancy and that at the expiration or sooner determination of this Agreement the Tenant will not invoke or seek to avail himself of any protection which may or shall hereafter be afforded by any ordinance or regulation of Hong Kong protecting tenants or lessees from eviction but will promptly and punctually quit and deliver up vacant possession of the entirety of the said premises at the expiration of this Agreement or sooner determination as aforesaid.

      (11) To secure the due performance and observance of the stipulations or conditions herein contained the Tenant shall on the signing of this Agreement pay to the Landlord by way of deposit the sum of $317,700.00 -- the receipt whereof the Landlord hereby acknowledges. At the expiration or sooner determination of this Agreement and provided that the said rent and other sums of money hereby stipulated shall have been duly paid on due dates and all other terms and conditions hereinbefore contained duly performed and observed by the Tenant then within the period of seven days after the Tenant shall have duly delivered up vacant possession of the entire said premises to the Landlord, the Landlord shall return to the Tenant the said deposit money but without any interest. The said deposit money shall be absolutely forfeited to the Landlord if the Tenant shall fail to perform or observe any of the terms or conditions herein contained, without prejudice to the Landlord's right to claim for damages or breach of contract.

      (12) Any notice under this Agreement shall be in writing and any notice to the Tenant shall be sufficiently served if left addressed to him at the said premises or any part thereof or sent to him by registered post or left at his last known address in Hong Kong and any notice to the Landlord shall be sufficiently served if sent to it by registered post or left at its last known address in Hong Kong.

      (13) For the purpose of these presents any act default or omission of the agents, licensees, workmen, servants, visitors or customers of the Tenant shall be deemed to be the act default or omission of the Tenant.

      (14) For the purpose of the Landlord and Tenant (Consolidation) Ordinance, Cap. 7 and for the purpose of these presents the rent in respect of the said premises shall be deemed to be in arrear if not paid in advance as stipulated by Clause 1 hereof.

5. It is hereby further declared and acknowledged by the parties hereto that Associated Development Co. Ltd. (hereinafter called "the said Company") is the registered owner of the premises and that Gee Chang Property Management Limited is the lawful attorney and agent of the said Company; the term "Landlord" wherever appears in this Agreement shall include the said Company.

6. All costs and expenses of and incidental to the preparation completion stamping and registration (if any) of this Agreement shall be borne and paid by the Landlord and the Tenant in equal shares. Where the tenancy is one to which
Part V of the Landlord & Tenant (Consolidation) Ordinance applies, the Tenant shall also bear the costs of Messrs. Chan, Evans, Chung & To in the posting of notices in compliance with the said Ordinance.

7. It is hereby declared that in these presents if the context permits or requires words importing the singular number shall include the plural number and words importing the masculine gender shall include the feminine gender and the neuter gender.

8. The Tenant shall be at liberty to terminate this Agreement after the expiration of THIRTEEN MONTHS from the date of commencement of the tenancy created herein by giving to the Landlord at least one calendar month's previous notice in writing of its intention so to do (such notice only to expire on the last day of any calendar month).

AS WITNESS the respective hands of the parties hereto the day and year first above written.



SIGNED by YEUNG KWOK YUI Director       )  FOR AND ON BEHALF OF
                                        )  GEE CHANG PROPERTY MANAGEMENT LIMITED
for and on behalf of the Landlord whose )
                                        )  /s/ YEUNG KWOK YUI
signature is verified by:-              )

/s/ PATRICK P.W. TO

PATRICK P.W. TO
      Solicitor,

         Hong Kong

                                           For and on behalf of
SIGNED by Wong Mo Kee -------           )  EURO TECH (FAR EAST) LTD
                                        )  [Chinese Translation Omitted]
---------------- for and on behalf of   )
                                        )  /s/
the Tenant in the presence of:-         )  -----------------------------
                                                 Authorized Signature

/s/ PATRICK P.W. TO

PATRICK P.W. TO

      Solicitor,

         Hong Kong

INTERPRETED by:-

       /s/ Cheng Chau Ling

           Cheng Chau Ling
Clerk to Messrs. Chan, Evans, Chung & To,

        Solicitors, Hong Kong.

RECEIVED on the day and year first above   )
written of and from the Tenant the above-  )
mentioned deposit of                       )
DOLLARS THREE HUNDRED SEVENTEEN            ) HK$317,700.00
THOUSAND AND SEVEN HUNDRED ONLY            ) =============
Hong Kong Currency.

                                             FOR AND ON BEHALF OF
                                             GEE CHANG PROPERTY MANAGEMENT
                                             LIMITED

                                             /s/ YEUNG KWOK YUI

             WITNESS:-

/s/ PATRICK P.W. TO

PATRICK P.W. TO

      Solicitor,

         Hong Kong